                           SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                     CONSOLIDATED FREIGHTWAYS CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


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         N/A
     -------------------------------------------------------------------------


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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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     (4) Proposed maximum aggregate value of transaction:
         N/A
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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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     (4) Date Filed:
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

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                            Notice of Annual Meeting

                                      and

                                Proxy Statement

                         Annual Meeting of Shareholders

                                  May 10, 1999


                             [LOGO OF CONSOLIDATED
                                  FREIGHTWAYS
                                 CORPORATION]

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             [LOGO OF CONSOLIDATED
                                  FREIGHTWAYS
                                 CORPORATION]

175 Linfield Drive                                      Telephone: 650/326-1700
Menlo Park, California 94025

                               ----------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             Monday, May 10, 1999
                       10:00 A.M., Pacific Daylight Time
        Stanford Park Hotel, 100 El Camino Real, Menlo Park, California

DEAR SHAREHOLDER:

  The Annual Meeting of Shareholders of Consolidated Freightways Corporation ("the Company") will be held at 10:00 A.M., Pacific Daylight Time, on Monday, May 10, 1999 to:

  1. Elect three Group 3 directors for a three-year term.

  2. Approve the 1999 Equity Incentive Plan.

  3. Approve the Non-Employee Directors' Equity Plan

  4. Transact any other business properly brought before the meeting and any adjournment or postponement of the meeting.

  Shareholders of record at the close of business on March 17, 1999, are entitled to notice of and to vote at the meeting. A list of the shareholders entitled to vote at the Annual Meeting will be open to examination by any shareholder, for any purpose germane to the meeting, during ordinary business hours, at the offices of the Company, 175 Linfield Drive, Menlo Park, CA 94025, from April 30, 1999 until the date of the Annual Meeting.

  Your vote is important. Whether or not you plan to attend, I urge you to SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED, in order that as many shares as possible will be represented at the meeting. If you attend the meeting and prefer to vote in person, you will be able to do so and your vote at the meeting will revoke any proxy you may submit.

                                          Sincerely,

                                          /s/ MARYLA R. FITCH

                                          MARYLA R. FITCH
                                          Vice President and Secretary

March 30, 1999

                     CONSOLIDATED FREIGHTWAYS CORPORATION

                              175 Linfield Drive
                         Menlo Park, California 94025
                            Telephone: 650/326-1700

                                PROXY STATEMENT

  The Annual Meeting of Shareholders of Consolidated Freightways Corporation will be held on May 10, 1999. Shareholders of record at the close of business on March 17, 1999 will be entitled to notice of and to vote at the meeting or any adjournment or postponement of the meeting. This proxy statement and accompanying proxy are first being sent to shareholders on or about March 30, 1999.

Board of Directors' Recommendation

  The Board of Directors of the Company is soliciting your proxy for use at the meeting and any adjournment or postponement of the meeting. The Board recommends a vote for the election of the three nominees for directors, for the 1999 Equity Incentive Plan, and for the Non-Employee Directors' Equity Plan, all of which are described later.

Proxy Voting Procedures

  To be effective, properly signed proxies must be returned to the Company prior to the meeting. The shares represented by your proxy will be voted in accordance with your instructions. However, if no instructions are given, your shares will be voted in favor of the three directors nominated and in favor of the 1999 Equity Incentive Plan and the Non-Employee Directors' Equity Plan. The Board of Directors does not know of any other matters to be presented at the meeting. If any other matters are properly presented, the persons named on the accompanying proxy will vote according to their best judgment.

Voting Requirements

  The holders of a majority of the outstanding shares of Common Stock of the Company must be represented in person or by proxy at the meeting to establish a quorum for action at the meeting. The three nominees who receive the greatest number of votes cast for election of directors at the meeting will be elected directors for a three-year term. The affirmative vote of a majority of the votes cast at the meeting is required to approve the 1999 Equity Incentive Plan and the Non-Employee Directors' Equity Plan. If a proxy or ballot indicates that a shareholder, broker or other nominee abstains from voting or that shares are not to be voted on a particular proposal, the shares will be counted for purposes of establishing a quorum, but will not be counted as votes cast in determining the outcome of a proposal. Therefore, abstentions and "non-votes" will not affect the outcome of any vote. Votes will be counted by employees of The Bank of New York which as been engaged to act as inspector of elections.

Voting Shares Outstanding

  At the close of business on March 17, 1999, the record date for the Annual Meeting, there were outstanding and entitled to vote 22,623,748 shares of Common Stock. Each share of Common Stock has the right to one vote.

Proxy Voting Convenience

  You are encouraged to exercise your right to vote by returning to the Company a properly executed proxy in the enclosed envelope, whether or not you plan to attend the meeting. This will ensure that your votes are cast.

Revocability of Proxies

  You may revoke or change your proxy at any time prior to its use at the meeting. There are three ways you may do so: (1) give the Company a written direction to revoke your proxy; (2) submit a later dated proxy, in either case to the Secretary of the Company at the Company's principal office, 175 Linfield Drive, Menlo Park, CA 94025; or (3) attend the meeting and vote in person. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name.

                             ELECTION OF DIRECTORS

          The Board of Directors Recommends a Vote "For" All Nominees

  Pursuant to the Certificate of Incorporation, the Board of Directors of the Company has set the number of Directors of the Company at eight. The Company has three groups of directors, each of whom is elected for a three-year term. Group 1 directors will be elected in 2000 and Group 2 directors will be elected in 2001. Vacancies that occur prior to the expiration of a three-year term may be filled by the remaining directors. All directors have served as directors of the Company since December 2, 1996.

  The following persons are the nominees of the Board of Directors for election as Group 3 directors to serve for a three-year term until the Annual Meeting of Shareholders to be held in the year 2002 and until their successors are duly elected and qualified:

                                Robert W. Hatch
                                John M. Lillie
                              Raymond F. O'Brien

  If a nominee becomes unable or unwilling to serve, proxy holders are authorized to vote for election of such person or persons as shall be designated by the Board of Directors. The Board of Directors knows of no reason why any of the nominees should be unable or unwilling to serve.

Nominees for Terms Expiring in 2002

Robert W. Hatch -- age 60

  Chairman and Chief Executive Officer of Cereal Ingredients, Inc. (a specialty ingredient manufacturer and laboratory, providing fat-free and high fiber products) since 1991. He also served as Chairman of the Board of Chromcraft Revington (a diversified furniture manufacturer) from 1992 to 1993, and Chairman, President, and Chief Executive Officer of Mohasco (a manufacturer of upholstered and case goods furniture) from 1989 to 1992. Mr. Hatch is Chairman of the Company's Compensation Committee.

John M. Lillie -- age 62

  President of Sequoia Associates LLC (a private investment firm) since 1998. He was Chairman of Specialized Bicycle Components (a manufacturer of premium bicycles and accessories) from 1996 to 1998. He also served as Chairman, President and Chief Executive Officer of American President Companies (a provider of global container transportation) from 1992 to 1995. Mr. Lillie is a director of The Gap, Inc., Circle International and Walker Interactive Corporation. Mr. Lillie is a member of the Company's Audit Committee.

Raymond F. O'Brien -- age 76

  Chairman Emeritus of CNF Transportation Inc. since 1995. He served as President of CNF (a diversified transportation services company), the former parent of the Company, from 1975 through 1988 and as Chief Executive Officer of CNF from 1977 to 1988 and from 1990 to 1991. Mr. O'Brien also served as Chairman of the Board of CNF from 1979 through 1995. He is a director of Watkins-Johnson Company. Mr. O'Brien is a member of Company's Compensation Committee.

Directors for Terms Expiring in 2000

W. Roger Curry -- age 60

  President and Chief Executive Officer of the Company since December 2, 1996. He has also served as President and Chief Executive Officer of the Company's trucking subsidiary, Consolidated Freightways Corporation of Delaware, since July 1994. He served as a Senior Vice President of CNF (a diversified transportation services company), from 1986 to December 1996 and as President of CNF's subsidiary, Emery AirFreight Corporation (an air freight company), from 1991 to July 1994. Mr Curry is a director of Bemiss-Jason Corp.

G. Robert Evans -- age 67

  Retired Chairman of Material Sciences Corporation (continuously processed, coated materials technologies) from 1991 to 1998. He remains a director of Material Sciences Corporation and is a director of Swift Energy Company. Mr. Evans is Chairman of the Company's Audit Committee.

James B. Malloy -- age 71

  Retired Chairman of Smurfit Packaging Company from 1993 to 1998 and President and Chief Executive Officer of Jefferson Smurfit Corporation and its affiliate, Container Corporation of America (integrated multinational paper and packaging manufacturers) from 1980 to 1993. Mr. Malloy is a director of The Jefferson Smurfit Group PLC. He is a member of the Company's Compensation Committee.

Directors for Terms Expiring in 2001

Paul B. Guenther -- age 58

  Retired President of PaineWebber Group, Inc. (a full service securities firm) from 1994 to 1995 and President of PaineWebber Incorporated (a full service securities firm) from 1988 to 1995. He is now principally a volunteer executive or director of a number of not-for-profit organizations. Mr. Guenther is a director of Frontier Insurance. He is a member of the Company's Audit Committee.

William D. Walsh -- age 68

  Chairman of Sequoia Associates LLC (a private investment firm) since 1982. He is Chairman of the Board of Champion Road Machinery Limited, the Clayton Group, Inc., Newell Manufacturing Corporation, Newell Industrial Corporation, Unova Inc., and a director of Basic Vegetable Products, Inc., Newcourt Credit Group Inc., Bemiss-Jason Corp., URS Corporation and Crown Vantage, Inc. Mr. Walsh is Chairman of the Board of the Company and a member of the Company's Compensation Committee.

              STOCK OWNERSHIP BY DIRECTORS AND EXECUTIVE OFFICERS

  The following table sets forth information regarding beneficial ownership of the Company's Common Stock as of February 28, 1999, by the directors, the five most highly compensated executive officers and by the directors and executive officers as a group.

                                              Amount and Nature of   Percent of
Name of Beneficial Owner                     Beneficial Ownership(1)  Class(2)
------------------------                     ----------------------- ----------
Patrick H. Blake............................          157,009            *
W. Roger Curry..............................          312,057           1.38%
G. Robert Evans.............................           20,768            *
Paul B. Guenther............................           40,000            *
Robert W. Hatch.............................            8,167            *
John M. Lillie..............................           30,000            *
James B. Malloy.............................           21,000            *
David F. Morrison...........................           92,256            *
Raymond F. O'Brien..........................           42,112            *
Stephen D. Richards.........................          120,800            *
William D. Walsh............................          258,796           1.14%
Robert E. Wrightson.........................          125,701            *
All directors and executive officers as a
 group (14 persons).........................        1,439,861           6.36%

--------
 * Less than one percent of the Company's outstanding shares of Common Stock.
(1) Represents shares as to which the individual has sole voting and investment power (or shares such power with his spouse). The shares shown include awards of 448,334 shares of restricted stock which remain restricted and subject to forfeiture, including: 100,000 shares for Mr. Curry, 50,000 shares each for Messrs. Blake and Morrison, 41,667 shares each for Messrs. Richards, Walsh and Wrightson and 6,667 shares each for the remaining persons named. Restricted shares are not issued until restrictions lapse, at which time the holders will have the right to vote such stock, unless receipt of the shares is deferred.

(2) The percent is calculated based on shares of Common Stock outstanding on February 28, 1999, except that restricted stock subject to forfeiture is deemed outstanding for the purpose of calculating the percentage of outstanding securities owned by a person, but is not deemed outstanding for calculating the percentage owned by another person. All restricted stock is deemed outstanding for the purpose of calculating the percentage of outstanding securities owned by all directors and executive officers as a group.

         INFORMATION ABOUT THE BOARD OF DIRECTORS AND BOARD COMMITTEES

  During 1998, the Board of Directors held seven meetings. Each director attended at least 75% of all the meetings of the Board and the Committees of the Board on which he served.

  The Board of Directors has standing Audit and Compensation Committees. The Board does not have a standing Nominating Committee. The Audit Committee held five meetings and the Compensation Committee held four meetings in 1998.

  Audit Committee: The Audit Committee recommends to the Board of Directors the appointment of independent public accountants to perform the audit of the Company's accounting records and authorizes the performance of services by the accountants so appointed. The Committee reviews the annual audit of the Company by the independent public accountants, and, in addition, annually reviews the results of the examinations of accounting procedures and controls performed by the Company's internal auditors. The members of the Audit Committee are G. Robert Evans--Chairman, Paul B. Guenther and John M. Lillie.

  Compensation Committee: The Compensation Committee approves the salaries and other compensation of the officers of the Company. The Committee determines the compensation policies and programs for officers and key personnel and incentive compensation for employees of the Company and its domestic subsidiaries. It oversees the administration of the Company's short-term and long-term incentive compensation plans and grants awards under the Company's 1996 Stock Option and Incentive Plan. The Committee also oversees the administration of the retirement and benefit plans of the Company and its domestic subsidiaries for non-contractual employees. The members of the Compensation Committee are Robert W. Hatch--Chairman, James B. Malloy, Raymond
F. O'Brien and William D. Walsh.

                           COMPENSATION OF DIRECTORS

  Non-employee directors receive meeting fees of $1,000 for each Board meeting attended, $500 for each committee meeting attended and $250 for each telephonic meeting attended. In addition, a restricted stock award of 20,000 shares of the Company's Common Stock was made to each non-employee director on December 2, 1996, except that the Chairman of the Board received a restricted stock award of 125,000 shares. These grants provided for vesting on the next three anniversary dates of the award provided that the stock traded after each such anniversary date at 20%, 40% and 60%, respectively, higher than the base price of $7.475. The base price represents the average closing price of the Common Stock over the first five trading days after the Company became a publicly-held company on December 2, 1996 following its spin-off from CNF Transportation Inc. The first two-thirds of the award have vested and the remaining one-third will vest on December 2, 1999, provided the Company's Common Stock thereafter trades at or above $11.96 per share.

  See "Approval of the 1999 Equity Incentive Plan--Other Stock Plans of the Company" later in this proxy statement for information regarding restricted stock awards granted to all employees, including officers, and the directors of the Company. See also "Approval of the Non-Employee Directors' Equity Plan" later in this proxy statement for information regarding proposed future compensation of directors.

                      COMPENSATION OF EXECUTIVE OFFICERS

                          SUMMARY COMPENSATION TABLE

  The following table sets forth information concerning compensation of the Company's chief executive officer and the next four most highly compensated executive officers (the "Named Executives") for the three years ended December 31, 1998.

                                                      Long-Term
                            Annual Compensation      Compensation
                         ------------------------- ----------------  All Other
   Name and Principal                              Restricted Stock Compensation
       Positions         Year Salary ($) Bonus ($)  Awards ($) (2)    ($) (3)
   ------------------    ---- ---------- --------- ---------------- ------------
W.R. Curry.............. 1998  425,880    285,241            --        70,170
 President, Chief        1997  412,048    225,417            --        41,631
  Executive              1996  412,048         --     2,242,500        20,695
 Officer and Director

P.H. BLAKE.............. 1998  245,102    123,415            --         3,933
 Executive Vice          1997  231,764    126,790            --         5,554
  President--            1996  231,764         --     1,121,250         3,554
 Operations

D.F. MORRISON (1)....... 1998  234,120    123,415            --         4,827
 Executive Vice          1997  231,764    126,790            --         4,781
  President and          1996   46,525         --     1,121,250         1,058
 Chief Financial Officer

S.D. RICHARDS........... 1998  207,288    106,496            --         7,486
 Senior Vice President   1997  199,992    109,409            --         7,112
  and General Counsel    1996  199,992         --       934,375        50,484

R.E. WRIGHTSON.......... 1998  234,884    125,076            --        12,993
 Senior Vice President   1997  234,884    128,497            --         7,877
  and Controller         1996  234,884         --       934,375         7,016

--------
(1) Mr. Morrison was compensated by CNF Transportation Inc. (the Company's former parent company) as Vice President and Treasurer until joining the Company in October 1996. Only compensation for the partial year worked at the Company is shown at an annualized rate of $231,764.

(2) The restricted stock awards have the same terms as restricted stock awards made to directors. See "Compensation of Directors." The number and value of the unvested, restricted stock awards, based upon the closing price of the Company's common stock at December 31, 1998, were: Mr. Curry--100,000 shares, $1,587,500; Mr. Blake and Mr. Morrison--50,000 shares, $793,750 each; Mr. Richards and Mr. Wrightson--41,667 shares, $661,464 each.

(3) For 1998, All Other Compensation consists of the following:
    (a) 401(k) Match: matching contributions in the Company's common stock under the Company's Stock and Savings Plan: $2,400 for each Named Executive.
    (b) Deferred Compensation: above market interest credited on deferred salary and/or bonus for Mr. Curry--$21,753; Mr. Blake--$1,533; Mr. Morrison--$2,427; Mr. Richards--$5,086, and above market interest credited on deferred compensation under CNF long-term incentive compensation plans for Mr. Curry--$46,017 and Mr. Wrightson--$10,593. The Company assumed CNF's obligations for this deferred compensation in connection with the spin-off of the Company as an independent, publicly-held company on December 2, 1996. Excludes interest credited on salary and/or bonus deferred prior to the spin-off which will be paid by CNF.

                              PENSION PLAN TABLE
                     ESTIMATED ANNUAL RETIREMENT BENEFITS

  The following table illustrates the approximate annual pension that may become payable to an employee in the higher salary classifications.

   Average Final Total Earnings
              During
     Highest Five Consecutive
              Years                                            Years of Plan Participation
       of Last Ten Years of                            --------------------------------------------
            Employment                                    15       20       25       30       35
   ----------------------------                        -------- -------- -------- -------- --------
   $200,000..........................................  $ 46,834 $ 65,445 $ 84,056 $102,667 $121,278
   $300,000..........................................  $ 70,334 $ 98,945 $127,056 $155,167 $183,278
   $400,000..........................................  $ 94,834 $132,445 $170,056 $207,667 $245,278
   $500,000..........................................  $118,834 $165,945 $213,056 $260,167 $307,278
   $600,000..........................................  $142,834 $199,445 $256,056 $312,667 $369,278
   $700,000..........................................  $166,834 $232,945 $299,056 $365,167 $431,278
   $800,000..........................................  $190,834 $266,445 $342,056 $417,667 $493,278

  Compensation covered for the Named Executives, shown in the preceding "Summary Compensation Table," is the highest five-year average over the last ten years of employment of the "Salary" and "Bonus" shown in that table. Retirement benefits shown are payable at or after age 65 in the form of a single life annuity, using the current level of Social Security benefits to compute the adjustment for such benefits.

  Federal law places certain limitations on the amount of compensation that may be taken into account in calculating pension benefits and on the amount of pension payments that may be paid under federal income tax qualified plans. The Company has adopted a non-qualified plan to provide for payment out of the Company's general funds of benefits not covered by the qualified plan. The table above represents total retirement benefits which may be paid from a combination of the qualified and non-qualified plan.

  As of December 31, 1998, Messrs. Curry, Blake, Morrison, Richards and Wrightson had approximately 30, 23, 12, 7 and 31 years of plan participation, respectively.

           EMPLOYMENT AGREEMENTS AND CHANGE-IN-CONTROL ARRANGEMENTS

  The Company has entered into employment agreements with each of the Named Executives shown in the preceding "Summary Compensation Table" that provide for continued salary and benefits and the opportunity to earn short-term and long-term incentive compensation at not less than current levels. The agreements were approved by the Board of Directors in 1998, with Mr. Curry abstaining.

  Mr. Curry's agreement provides for a three-year term ending December 31, 2001. The agreements for the other Named Executives provide for two-year terms ending December 31, 2000. The agreements automatically renew for one more year on January 1 of each year unless such renewal provision is terminated by the executive or the Company. All agreements automatically terminate when the executive reaches age 65. They terminate sooner upon termination for cause, voluntary termination of employment, death or disability.

  In the event of termination of employment by death or disability, the Named Executive would be entitled to a lump sum payment of six months base salary and target bonus, plus health benefits and age and service credits under the Company's retirement plans. In the event of termination of employment by the Company without cause or if the Named Executive resigns due to a constructive termination of employment by the Company, the Named Executive would be entitled to a lump sum payment of salary and target bonus and continued benefits for the remainder of the term of his employment agreement. The Named Executive would also be entitled to (i) pro-rata short-term and long-term incentives based upon performance of the Company to date of termination; (ii) additional age and service credits under the Company's pension and supplemental retirement plans for the remainder of the term of the employment agreement with benefits determined as if the Named Executive had continued employment for that period at current salary and target bonus; and (iii) acceleration of the vesting of any stock awards.

  In the event of a change-in-control, the terms of the employment agreements will automatically be extended for one additional year. If a Named Executive's employment is terminated without cause or by constructive termination within 24 months of a change-in-control, the Named Executive will be paid in a lump sum base salary, target bonus and automobile allowance for the remainder of the term of the agreement, plus be given three years (four years for Mr. Curry) age and service credit under the Company's retirement plans with benefits determined as if the Named Executive had continued employment for that period at current salary and target bonus, and be entitled to continued health care without premiums for the Named Executive and his spouse until eligible for Medicare, or ten years, whichever is shorter. In addition to the severance payments described above, the Named Executive would be entitled to receive an additional payment, net of taxes, to compensate for any excise tax required on those or other payments to the extent required under the Internal Revenue Code for excess severance payments. A Named Executive has the right to voluntarily resign in the thirteenth calendar month following a change-in-control and receive twelve months of base salary, target bonus and benefits in lieu of the more extensive severance compensation under the employment agreement.

  Constructive termination includes a reduction in base salary, target bonus or long-term incentive opportunity, material reduction of benefits, material changes in responsibilities, and, in the event of a change-in-control, relocation. "Change-in-control" generally includes: (i) a merger, consolidation or reorganization where less than 50% of the voting power is retained by the Company's shareholders; (ii) the sale of at least 50% of the Company's assets in a 12 month period and thereafter less than 50% of the voting power is retained by the Company's shareholders; (iii) the acquisition of beneficial ownership of 25% or more of the Company's voting power by any person as the term "person" is used under the Securities Exchange Act of 1934;
(iv) the current directors ceasing to be a majority of the directors of the Company during any two-year period unless approved by two-thirds of the incumbent directors; and (v) the Company filing a report with the Securities and Exchange Commission under applicable law that a change in control of the Company has or may have occurred or will or may occur in the future pursuant to a then-existing contract or transaction; or (vi) a liquidation or dissolution of the Company.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

  One of the Compensation Committee's responsibilities is to determine the compensation of officers, including the chief executive officer and the four most highly compensated executive officers shown in the preceding "Summary Compensation Table" (the "Named Executives"). The Committee is composed of four non-employee directors.

Policies

  The Committee has established "pay-for-performance" as the guiding principle of compensation, with a major portion of total compensation "at risk" through short-term and long-term incentives. The greater the executive's responsibilities, the higher the percentage of total potential compensation should be "at risk."

  The Committee has also determined that the Company should pay competitive base salaries and above average incentive compensation for achievement of objectives, under a compensation program designed to attract and retain the highest quality executives for the long-term success and competitiveness of the Company. Short-term incentives should be tied to measurable performance goals established at the beginning of the year. However, the Committee has reserved the discretion to increase or award bonuses for significant corporate accomplishments, superior performance relative to comparable companies, and to take into account external factors that may adversely affect performance such as general economic conditions. Long-term incentives should closely align the interests of executives with the long-term interests of the Company and its shareholders.

  The Committee believes that compensation, including salary, should be measured and evaluated against a peer compensation group. Salaries should also take into account compensation outside the peer group where the Company may compete for executive talent, and subjective factors, such as experience, responsibilities, performance and value to the Company. The peer compensation group is not the same as the companies included in the S&P SmallCap Trucking Index used later in the "Performance Graph," but rather a broader group of transportation companies selected by the Committee which it believes is representative of the market in which the Company may compete for executive talent.

  Using the peer compensation group as a general guideline, the Committee will target salaries between the 50th and 75th percentile of that group. Short-term and long-term incentives, together with salary, will be targeted at or above the 75th percentile of the peer compensation group for superior performance.

  The compensation program for officers includes three principal components:

Base Salary

  Salaries are reviewed annually by the Compensation Committee. The Committee exercises subjective judgment based upon a variety of factors. These include, from time to time: (i) advice and information provided by an independent compensation consultant; (ii) recommendations from the chief executive officer for officers other than himself; (iii) salaries for comparable executives at other transportation companies; (iv) responsibilities, performance, knowledge, experience and value of the services of the executives considered; and (v) performance of the Company.

Short-Term Incentive Compensation

  The Compensation Committee approved a 1998 cash incentive plan for all regular, full-time, noncontractual employees based upon measurable performance objectives. The plan included the opportunity to surpass that target for exceeding performance objectives. Bonuses, for officers, were targeted from 35% to 65% of salary for the chief executive officer.

  1998 target bonuses for officers were based upon pre-tax, pre-incentive profits of the Company as a whole or its principal U.S. operating subsidiary. The target bonus for the officer managing Canadian operations was based on the profits of the Canadian operations.

  In 1998, the chief executive officer earned a bonus of 69% of salary. The other Named Executives earned bonuses of 53% of salary. The amounts are shown in the preceding "Summary Compensation Table." Bonuses were earned strictly on the basis of the performance criteria established at the beginning of the year.

Long-Term Incentive Compensation

  Long-term executive compensation for 1997 through 1999 was initially approved by the Compensation Committee of the Company's former parent, CNF Transportation Inc., prior to the Company's spin-off as an independent, publicly-owned company on December 2, 1996. Such action was taken with the advice of an independent compensation consultant. The Company's Compensation Committee reviewed and approved that action and made restricted stock grants under the Company's 1996 Stock Option and Incentive Plan on December 2, 1996 to officers and senior managers. The Committee subsequently granted restricted stock awards on the same terms to all full-time employees.

  The grants were consistent with the objective of aligning the interests of officers with the long-term interests of the Company's shareholders. The grants were also in keeping with the general policy of pay-for-performance and the policy that an even greater portion of the total potential compensation for officers generally, and even more so for the Named Executives, should be tied to performance.

  Under the original grants, the shares vest ratably over three years, contingent upon increases in the stock price of 20%, 40% and 60% over the $7.475 average closing stock price during the first five trading days after December 2, 1996. Except under limited circumstances, the executive must be a full-time employee at the time the stock vests. The first two-thirds vested in equal increments on December 16, 1997 and December 16, 1998 upon attainment of the stock performance objectives. Subsequent grants were made to newly hired or promoted senior managers, including officers, under the same terms except for a higher stock price appreciation requirement. Some of those grants have also vested.

  The amount of share awards made was based upon the principles that the officers were the key executives who could return the Company to profitability and thereafter grow profits, thereby benefiting the Company's shareholders. The Committee also believed that the officers should have a significant incentive tied to an increase in shareholder value, reflecting the magnitude of the challenge in turning around the Company. Allocation among officers was based upon a subjective judgment of the relative contribution that would be made by the individual executives. The awards to the Named Executives are disclosed in the preceding "Summary Compensation Table."

CEO Compensation

  The Compensation Committee increased the 1998 salary of W. Roger Curry, President and Chief Executive Officer of the Company, from $412,048 to $430,976, his first increase since 1995. In addition to his performance and performance of the Company, the increase was based upon an external study that showed his compensation was below the median compensation of other CEOs in the peer compensation group.

  Mr. Curry's cash incentive for 1998 was based upon the pre-tax, pre-incentive profits of the Company and its subsidiaries. The 1998 objectives were established by the Committee in late 1997 when the Company's operating plan for 1998 was established. His target bonus was increased from 35% in 1997 to 65% in 1998 based upon advice from an independent compensation consultant and a review of peer group compensation practices. The increase was consistent with the Committee's policy of providing the Company's executives the opportunity to earn incentive compensation substantially above the peer compensation group for superior performance. Target profits were exceeded and Mr. Curry earned a cash incentive of $285,241.

  Mr. Curry received a restricted stock award on December 2, 1996, for 300,000 shares of the Company's Common Stock, based on the action taken by the CNF Compensation Committee and the approval of the Company's Compensation Committee. Mr. Curry was granted the largest share of two times the next highest award based upon the Committee's judgment of the relative importance of his position and expected contribution. No additional long-term incentive awards were made to Mr. Curry in 1997 and 1998.

Policy on Deductibility of Compensation

  Section 162(m) of the Internal Revenue Code generally limits the deductibility of certain compensation paid to the chief executive officer or any of the four other most highly compensated executives as of the end of the fiscal year in excess of $1 million annually. There is an exception for certain performance-based compensation established and administered by "outside directors" defined in Section 162(m). Because Mr. O'Brien was an officer of the Company's principal operating subsidiary more than twenty years ago, he may not qualify as an outside director. Accordingly, a separate Compensation Committee, which excludes Mr. O'Brien, acts on all matters (including the restricted stock grants to executive officers referred to earlier) which may qualify for the performance-based compensation exemption under Section 162(m).

  The Company's Compensation Committee has adopted the general policy that compensation paid to the officers subject to the deductibility limitation should be structured so as to maximize the deductibility of such compensation for federal income tax purposes. Currently, the Committee expects that all compensation paid to executive officers will be deductible. The Committee, however, reserves the discretion to pay compensation to executive officers that may not be deductible.

                          THE COMPENSATION COMMITTEE


       Robert W. Hatch, Chairman                      Raymond F. O'Brien
       James B. Malloy                                William D. Walsh


  The material in this report and the following Performance Graph are not "soliciting material," are not deemed filed with the SEC, and are not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date of this proxy statement and irrespective of any general incorporation language contained in any filing.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  Members of the Compensation Committee have been independent directors of the Company and have had no other relationships with the Company and its subsidiaries. Mr. O'Brien previously served as an officer of the Company's principal operating subsidiary from 1962 to 1975.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  The Company believes that, during 1998 its executive officers and directors complied with all filing requirements of Section 16(a) of the Securities and Exchange Act of 1934, except that Mr. David F. Morrison was late in reporting the transfer of stock to a family trust.

                               PERFORMANCE GRAPH
      Consolidated Freightways Corporation, S & P SmallCap 600 Index and
                         S & P SmallCap Trucking Index

  The graph assumes that $100 was invested on November 13, 1996, the date on which "when-issued" trading commenced in the Company's Common Stock, in each of the Company's Common Stock ("CFWY"), the S & P SmallCap 600 Index and the S & P SmallCap Trucking Index, and that dividends in the two indexes were reinvested.



                       [PERFORMANCE GRAPH APPEARS HERE]

                                                          S&P
                                            S&P           SMALL CAP
Measurement Period           CONSOLIDATED   SMALL CAP     TRUCKING
(Fiscal Year Covered)        FREIGHTWAYS    600 INDEX     INDEX
-------------------          ----------     ---------     ----------
Measurement Pt- 13/NOV/96    $100           $100         $100
FYE   DEC/96                 $148           $106         $108
FYE   MAR/97                 $198           $101         $110
FYE   JUN/97                 $273           $119         $126
FYE   SEP/97                 $294           $138         $154
FYE   DEC/97                 $227           $134         $135
FYE   MAR/98                 $283           $148         $149
FYE   JUN/98                 $232           $142         $134
FYE   SEP/98                 $138           $117         $103
FYE   DEC/98                 $265           $137         $134

                            PRINCIPAL SHAREHOLDERS

  According to information furnished to the Company as of February 16, 1999, the only persons known to the Company to own beneficially an interest in 5% or more of the shares of Common Stock are set forth below. All such information is as reported in the most recent Schedule 13G filed by each such person with the Securities and Exchange Commission.

                                                  Amount and Nature of Percent
Name and Address                                  Beneficial Ownership of Class
----------------                                  -------------------- --------
Alliance Capital Management, L.P.,...............      3,083,450(1)      13.6%
 a subsidiary of The Equitable Companies
 Incorporated
 1345 Avenue of the Americas
 New York, NY 10105
Four Partners....................................      1,316,250(2)       5.8%
 c/o Thomas J. Tisch
 667 Madison Avenue
 New York, NY 10021

--------
(1) The Equitable Companies Incorporated, through its subsidiary, Alliance Capital Management, L.P., has sole voting power of 66,900 shares, shared voting power of 3,015,200 shares, sole dispositive power over 3,083,450 shares and shared dispositive power over 0 shares.

(2) Four Partners has sole voting power and sole dispositive power over 1,316,250 shares. By virtue of their status as managing trustees of the trusts which are the general partners of Four Partners, Andrew H. Tisch, Daniel R. Tisch, James S. Tisch and Thomas J. Tisch may be deemed to have indirectly shared power to vote or direct the vote, or to dispose or direct the disposition of, the 1,316,250 shares owned by Four Partners.

                  APPROVAL OF THE 1999 EQUITY INCENTIVE PLAN

            The Board of Directors Recommends a Vote "For" the Plan

  In February 1999, the Board of Directors adopted the Consolidated Freightways Corporation 1999 Equity Incentive Plan, subject to shareholder approval. The Plan provides for the grant of stock options, stock appreciation rights, restricted stock awards and stock bonuses ("Stock Awards" or "Awards").

  The total number of shares authorized for Stock Awards is 2,000,000 shares of Common Stock. Restricted stock and stock bonus awards are limited to 400,000 shares. In addition, a participant may not be granted Stock Awards for more than 400,000 shares during any calendar year. If an Award expires or is cancelled without having been exercised or vested, the unvested or canceled shares generally will again be available for grants under the Plan.

  The purpose of the Plan is to attract and retain employees and consultants and motivate them to use their best efforts for the success of the Company. The Plan is also intended to encourage participants to think like shareholders, thereby aligning their interests more closely with the Company's shareholders.

Administration

  The Board has delegated the administration of the Plan to the Compensation Committee of the Board of Directors. Subject to the provisions of the Plan, the Committee has the power to construe and interpret the Plan in its sole discretion. It also has the sole discretion to determine the persons who will receive Awards, the size and types of such Stock Awards, and their terms and conditions. Notwithstanding, Awards may not be amended to lower the aggregate consideration payable, nor may they be canceled and reissued, unless approved by shareholders of the Company.

  The Board intends to limit the directors who may grant Stock Awards to "outside directors" under Section 162(m) of the Internal Revenue Code. This is one of the requirements to assure the deductibility for federal income tax purposes of compensation from Stock Awards earned by the chief executive officer and the other four most highly compensated officers. Since Mr. Raymond
F. O'Brien, a member of the Compensation Committee, was an officer of the Company's principal operating subsidiary from 1962 to 1975, he may not be considered to be an outside director. Accordingly, a sub-committee of the Compensation Committee consisting of the other three members of the Committee will make grants under the Plan and act on all other matters relating to the Plan.

Eligibility

  All employees and consultants of the Company are eligible to be selected to receive Stock Awards. The actual number of employees and consultants who will receive Awards cannot be determined because selection for participation in the Plan is at the discretion of the Committee. It is currently expected that Awards will be limited to key management employees. To date, no Stock Awards have been granted under the Plan.

Options

  The Committee may grant non-qualified stock options, incentive stock options or a combination of the two. The number of shares covered by an option will be determined by the Committee. However, no participant may be granted Stock Awards for more than 400,000 shares in any one calendar year.

  Incentive stock options may only be granted to employees. In addition, the aggregate fair market value, determined at the time of the grant, of the shares of Common Stock with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year may not exceed $100,000.

  The exercise price of incentive and non-qualified stock options may not be less than 100% of the fair market value of the stock subject to the option on the date of the grant (110% for anyone who owns 10% of the voting power of the Company). The closing price of the Company's Common Stock as reported on the NASDAQ National Market on February 26, 1999 was $14.50 per share.

  The exercise price of options must be paid with cash or the receipt of irrevocable instructions to pay the exercise price from sales proceeds. The Committee may also permit payment of the exercise price through tender of shares of the Company's Common Stock, deferred payment arrangements or other legal consideration acceptable to the Committee.

  Options become exercisable at the times and on the terms established by the Committee. In general, the maximum term of options under the Plan is 10 years. In the event of termination of service, the options terminate 3 months after voluntary termination and 6 months after an involuntary termination (3 months in case of incentive stock options). In the event of termination of service because of disability, death or retirement, the options may be exercised at any time within 12 months, 18 months and 36 months, respectively. In no case may the exercise period extend beyond its term. If a participant's service terminates for cause, the options will terminate immediately.

Stock Bonuses and Restricted Stock

  Stock bonus and restricted stock awards represent shares of the Company's Common Stock which vest in accordance with the terms established by the Committee. The number of shares subject to these Stock Awards will be determined by the Committee, but may not exceed 400,000 in total.

  Stock bonus and restricted stock awards may be subject to such restrictions on transferability, other restrictions, if any, and/or conditions to vesting as the Committee may impose at the date of grant or thereafter, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Committee may determine. Such restrictions or conditions may include factors relating to the increase in the value of the stock or individual or Company performance such as the attainment of certain specified individual, divisional or Company-wide performance levels. The performance measures may include: operating profits, revenue, revenue increases, earnings per share, net income, increases in net income, pre-tax earnings, pre-tax earnings before interest, return on designated assets, return on sales, cash flow, return on capital, return on equity, return on investment, operating ratio, economic value added, depreciation and amortization, pre-tax operating earnings after interest and before incentives, operating income before incentives, a combination of any of these criteria or any other measurable performance objective. The Committee may also impose additional restrictions pursuant to which a participant may elect to defer the receipt (or constructive receipt) of a stock bonus or restricted stock award beyond the date the base restrictions may lapse. The Committee has the power to accelerate the vesting of restricted stock awards and stock bonuses under the Plan.

Stock Appreciation Rights

  Stock appreciation rights represent the right of a participant to receive the excess of the fair market value of a share of Common Stock on the date of exercise over the grant price, which may not be less than the fair market price on the date of grant. There are three types of stock appreciation rights.

  Tandem stock appreciation rights are tied to an underlying option and require the participant to elect whether to exercise the underlying option or to surrender the option for a cash appreciation distribution. Concurrent stock appreciation rights are tied to an underlying option and are exercised automatically at the same time the underlying option is exercised. The participant receives a cash appreciation distribution equal to the fair market value of the vested shares purchased under the option less the aggregate exercise price payable for such shares. Independent stock appreciation rights are granted independently of any option and entitle the participant to receive upon exercise an appreciation distribution in cash and/or shares, at the Committee's discretion.

Adjustment Provisions

  Transactions not involving receipt of consideration by the Company, such as a merger, consolidation, reorganization, recapitalization, re-incorporation, stock dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company, may change the class and number of shares of Common Stock subject to the Plan and outstanding Stock Awards. In that event, the Plan will be appropriately adjusted as to the type of security and the maximum number of shares of Common Stock subject to the Plan, and outstanding Awards will be adjusted as to the type of security, number of shares and price per share of Common Stock subject to such Awards.

Effect Of Certain Corporate Events

  The Plan provides that, in the event of a dissolution, liquidation or sale of all or substantially all of the assets of the Company, specified types of merger, or other corporate reorganization ("change in control"), any surviving or acquiring corporation shall assume Stock Awards outstanding under the Plan or substitute similar Stock Awards for those outstanding under the Plan. If a surviving or acquiring corporation declines to assume outstanding Stock Awards, or to substitute similar Stock Awards, then, the vesting of such Awards will be accelerated. The acceleration of an award may be viewed as an anti-takeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of the Company. If a participant's service is terminated involuntarily without cause within 24 months after the occurrence of a change in control, then any Stock Awards held by such participant shall immediately become fully vested and exercisable.

Duration, Amendment and Termination

  The Board may amend or terminate the Plan without shareholder approval at any time for any reason, except that, as required by Section 162(m) of the Internal Revenue Code, certain material amendments must be approved by shareholders. Unless sooner terminated, the Plan will terminate on February 16, 2009.

  In no event may Stock Awards be amended to lower the consideration payable, nor may such Awards be cancelled and reissued, unless approved by the shareholders.

Federal Income Tax Information

  A recipient of a stock option or stock appreciation right will not have taxable income on the date of grant. Upon the exercise of non-qualified options and stock appreciation rights, the participant will recognize ordinary income equal to the difference between the fair market value of the shares on the date of exercise and the exercise price. Any gain or loss recognized upon any later disposition of the shares generally would be a capital gain or loss.

  Purchase of shares upon exercise of an incentive stock option will not result in any taxable income to the participant, except for purposes of the alternative minimum tax. Gain or loss recognized by the participant on a later sale or other disposition will either be capital gain or loss or ordinary income, depending upon how long the participant holds the shares. No taxable income is recognized upon receipt of a stock appreciation right, but upon exercise, the fair market value of the shares (or the cash value in lieu of shares) will be taxable to the participant as ordinary income.

  There are no tax consequences to the participant or the Company by reason of the grant of restricted stock or stock bonuses where there are certain types of vesting restrictions, unless the participant elects to be taxed on its then fair market value. Absent such election, upon vesting the participant will recognize ordinary income equal to the fair market value of the shares or units at such time less the purchase price, if any. If there are no restrictions on vesting, the participant normally will recognize ordinary income equal to the excess of the stock's fair market value on its acquisition date less any purchase price. Upon disposition of any such stock, the participant will recognize a long-term or short-term capital gain or loss, depending on whether the stock was held for more than one year, on the difference between the sale price and the amount recognized as ordinary income upon acquisition or vesting.

  The Committee may permit participants to satisfy tax withholding requirements in connection with the exercise or receipt of an Award by electing to have the Company withhold otherwise deliverable shares, or delivering to the Company already-owned shares having a value equal to the amount required to be withheld.

  The Company generally will be entitled to a tax deduction for a Stock Award in an amount equal to the ordinary income realized by the participant at the time the participant recognizes such income. Internal Revenue Code section 162(m) contains special rules regarding the federal income tax deductibility of compensation paid to the Company's chief executive officer and generally to each of the other four most highly compensated executive officers. The general rule is that annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1 million. However, the Company can preserve the deductibility of certain compensation in excess of $1 million if it complies with conditions imposed by section 162(m). The Plan has been designed to permit the Committee to grant Stock Awards which qualify as performance-based compensation.

Other Stock Plans of the Company

  The Company's 1996 Stock Option and Incentive Plan ("1996 Plan") authorizes the grant of Stock Awards for 3,303,798 shares of Common Stock to employees, directors and consultants. Restricted Stock Awards for almost all of the shares were granted to all employees and directors from December 1996 through July 1997, conditioned upon continued employment and an increase in the stock price. Subsequent grants were made to newly-hired and promoted senior managers. A principal purpose of these grants was to more closely align the interests of employees with the long-term interests of shareholders.

  The Stock Awards granted to the directors are described earlier under "Compensation of Directors" and awards made to the five most highly compensated officers are shown earlier under "Summary Compensation Table." As of February 28, 1999, stock awards for 1,107,517 shares were outstanding under the 1996 Plan and awards for 102,964 shares were still available for grant. Awards for those shares must be made on or prior to December 2, 2001 when the Plan terminates.

  The shares vest and are issued over three years if the Company's Common Stock trades for ten consecutive trading days at an average price that is 20%, 40%, and 60% higher than the base price after each anniversary date of the grant, respectively. The base price is $7.475, representing the average closing price of the Common Stock over the first five trading days after becoming a publicly-held company on December 2, 1996. Prior to vesting, awards are forfeited upon voluntary termination of service or termination for cause. Restrictions on these awards will lapse upon a change in control. However, the Compensation Committee may decide to revoke this provision at any time prior to the change-in-control. Restricted stock awards entitle the person receiving the award to credit for any dividends, but carry no voting rights until vested. All remaining awards will be forfeited on December 2, 2001 if the required stock price appreciation has not been achieved. The first one-third of these awards vested on December 16, 1997 and the second one-third vested on December 16, 1998.

              APPROVAL OF THE NON-EMPLOYEE DIRECTORS' EQUITY PLAN

            The Board of Directors Recommends a Vote "For" the Plan

  A guiding principle of the Company's executive compensation is "pay for performance" with a major portion of the total compensation "at risk" through performance incentives. Consistent with this philosophy, the Board of Directors believes that a majority of directors' compensation should be "at risk" through grants of stock options which align the interests of directors with the long-term interests of the Company and its shareholders.

  The Non-Employee Directors' Equity Plan (The "Directors' Plan") was unanimously adopted by the Board of Directors, subject to shareholder approval. It will become effective on May 10, 1999 if approved by the shareholders. The Directors' Plan is intended to promote the long-term growth and financial success of the Company by enabling it to attract, retain and motivate talented directors with an equity interest in the Company.

  Subject to shareholder approval, the Directors' Plan provides for an initial grant of options to purchase 200,000 shares of Common Stock of the Company on May 11, 1999, to seven non-employee directors. Each non-employee director would be granted an option for 25,000 shares. The Chairman of the Board would be granted an option to purchase an additional 25,000 shares in recognition of the extra services he performs as Chairman.

  The grant is intended to compensate the directors for their services for four years from January 1, 2000 through December 31, 2003. Options would vest monthly over 48 months, beginning January 31, 2000. No additional grants would be made to current directors under the Directors' Plan during that time, except that any director who succeeds the Chairman of the Board prior to December 31, 2003, would be granted an additional option to purchase a pro-rata portion of 25,000 shares based upon the number of full months left from the date of election in the four-year vesting period.

  A new director would be granted an option to purchase a pro-rata portion of 25,000 shares (50,000 if elected Chairman of the Board) based upon the number of full months left from the date of appointment or election in the four-year vesting period. In addition, a special grant for 3,000 shares would be made to the new director as an inducement to join the Board. All grants would be made on the day following the first annual meeting of shareholders following the director's appointment or at which the director is elected. The special grant and options for the full months served prior to the meeting, if any, would vest in one year. The other shares would vest monthly on a pro-rata basis over the remaining term of the four-year compensation Plan.

  Stock options to purchase Common Stock would be granted at the fair market value of the Common Stock on the date of grant. Accordingly, the options would have no value to the directors unless the share price appreciates. Options would expire five years from date of grant. If a director leaves the Board for any reason, options for unvested shares would be forfeited. If a director loses his position within two years of a change-in-control, the vesting of the options will automatically be accelerated. A director may exercise vested options at any time within 24 months of leaving the Board of Directors or the expiration date of the option if sooner.

  An aggregate of 250,000 shares is reserved for issuance under the Directors' Plan. Unvested options, which are forfeited when a director leaves the board, and options which expire without being exercised, again become available for options granted under the Directors' Plan. The number of shares will be appropriately adjusted by the Board of Directors if the Common Stock is affected by a reorganization, merger, consolidation, recapitalization, stock split, stock dividend, spin-off, restructuring or other such major event. The Directors' Plan will terminate on December 31, 2003, and no grants may be made after that date.

  The timing, amount, type and recipients of stock options are set forth in the Directors' Plan. Therefore, no discretionary action by an administrative body is required. The Compensation Committee of the Board has been delegated the power to construe, interpret and to administer the Directors' Plan to the extent required.

  Neither the directors nor the Company will incur federal tax consequences as a result of the grant of a stock option. Upon the exercise of an option, directors will recognize ordinary income equal to the difference between the option price and the fair market value of the shares on the date of exercise. The Company generally is entitled to a deduction for the same amount for federal income tax purposes. Generally, any profit or loss on the subsequent disposition of such shares will be short-term or long-term gain or loss to the director, depending upon the holding period for the shares.

  As described earlier under "Compensation of Directors," non-employee directors receive a fee of $1,000 per Board meeting attended, $500 per Committee meeting attended and $250 per telephonic meeting attended. Based upon scheduled meetings for 1999, directors who serve on the Compensation Committee would earn $5,500 and directors who serve on the Audit Committee would earn $6,000 in 1999. There is no retainer fee. In December 1999, directors will earn 6,667 shares (41,667 shares for the Chairman of the Board) of Common Stock under the Company's 1996 Stock

Option and Incentive Plan provided that the 60% price appreciation vesting requirement is achieved from the initial trading price of the Company's Common Stock after its spin-off as a publicly-held company in December 1996. No further grants will be made to directors under the 1996 Plan.

  Beginning in 2000, it is expected that directors' fees will be increased to an annual retainer of $12,000, $2,000 per Board meeting attended and $1,000 per Committee meeting attended. In such event, each non-employee director would receive cash compensation of $23,000 to $24,000 (depending on Committee membership) in 2000 based on scheduled meetings. These fees would supplement the stock option grants under the Directors' Plan.

                              CONFIDENTIAL VOTING

  The Board of Directors has adopted a confidential voting policy. Under this policy, all proxies, ballots and voting materials that identify the votes of specific shareholders will be kept confidential from the Company except as may be required by law or to assist in the pursuit or defense of claims or judicial actions, and except in the event of a contested proxy solicitation. In addition, comments written on proxies, ballots, or other voting materials, together with the name and address of the commenting shareholder, will be made available to the Company without reference to the vote of the shareholder, except where such vote is included in the comment or disclosure is necessary to understand the comment. Certain vote tabulation information may also be made available to the Company, provided that the Company is unable to determine how any particular shareholder voted.

  Access to proxies, ballots and other shareholder voting records will be limited to inspectors of election who are not employees of the Company and to certain Company employees and agents engaged in the receipt, count and tabulation of proxies.

                      SUBMISSION OF SHAREHOLDER PROPOSALS

  Under the rules of the Securities and Exchange Commission, shareholder proposals intended for inclusion in next year's proxy statement must be directed to the Corporate Secretary, Consolidated Freightways Corporation, at 175 Linfield Drive, Menlo Park, California 94025, and must be received by November 30, 1999. With respect to shareholder proposals not intended to be included in the proxy statement or nominations of persons for election to the Board, the Company's Bylaws require that advance notice of such proposals and nominations be given to the Corporate Secretary no later than the close of business on the 45th day and no earlier than the close of business on the 75th day prior to the first anniversary of the day on which proxy materials for the prior year's annual meeting were first mailed to shareholders. Proposals and nominations received after that date will not be eligible to be raised or voted upon at the meeting. Any notice of a proposal or nomination must include certain information about the shareholder, the proposal and nominee as well as the written consent of any nominee, all as required by the Bylaws of the Company. A copy of these Bylaw provisions may be obtained without charge by writing to the Corporate Secretary.

                                 OTHER MATTERS

  The Company will furnish to interested shareholders, free of charge, a copy of its 1998 Annual Report on Form 10-K that is filed with the Securities and Exchange Commission. Please direct your written request to the Corporate Secretary, Consolidated Freightways Corporation, 175 Linfield Drive, Menlo Park, California 94025.

  The expense of proxy solicitation will be paid by the Company. The solicitation is being made by mail and may also be made by telephone, facsimile, or personally by directors, officers, and regular employees of the Company who will receive no extra compensation for their services. The Company has engaged Innisfree M&A Incorporated to assist in the solicitation of proxies, for which it will pay a fee of $7,500. The company will also reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to beneficial owners of the Company's Common Stock.

  IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE MEETING. PLEASE SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD AS SOON AS POSSIBLE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ MARYLA R. FITCH

                                          MARYLA R. FITCH
                                          Vice President and Secretary

March 30, 1999

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                      CONSOLIDATED FREIGHTWAYS CORPORATION

                           1999 EQUITY INCENTIVE PLAN




1.   PURPOSES.

     (A) ELIGIBLE STOCK AWARD RECIPIENTS. The persons eligible to receive Stock Awards are the Employees and Consultants of the Company and its Affiliates.

     (B) AVAILABLE STOCK AWARDS. The purpose of the Plan is to provide a means by which eligible recipients of Stock Awards may be given an opportunity to benefit from increases in value of the Common Stock through the granting of the following Stock Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) stock appreciation rights, (iv) stock bonuses and (v) rights to acquire restricted stock.

     (C) GENERAL PURPOSE. The Company, by means of the Plan, seeks to retain the services of the group of persons eligible to receive Stock Awards, to secure and retain the services of new members of this group and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

2.   DEFINITIONS.

     (A) "AFFILIATE" means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

     (B)  "BOARD" means the Board of Directors of the Company.

     (C) "CAUSE" means the occurrence of any of the following (and only the following): (i) conviction of the Participant of any felony involving fraud or act of dishonesty against the Company or its Affiliates; (ii) conduct by the Participant which, based upon good faith and reasonable factual investigation and determination of the Company (or, if the Participant is a named executive officer as defined in Item 402(a)(3) of Regulation S-K promulgated by the Securities Exchange Commission, of the Board of Directors of the Company), demonstrates gross unfitness to serve; or, (iii) intentional, material violation by the Participant of any statutory or fiduciary duty of the Participant to the Company or its Affiliates, provided that in the event that any of the foregoing events is capable of being cured, the Company shall provide written notice to the Participant describing the nature of such event and the Participant shall thereafter have thirty (30) days to cure such event. In addition, if the Participant is not a corporate officer of the Company, "Cause" shall also include poor performance of the Participant's services for the Company or its Affiliates as determined by the Company following (A) written notice to the

Participant describing the nature of such deficiency and (B) the Participant's failure to cure such deficiency within thirty (30) days following receipt of such written notice.

     (D) "CODE" means the Internal Revenue Code of 1986, as amended.

     (E) "COMMITTEE" means a committee of one or more members of the Board appointed by the Board in accordance with subsection 3(c).

     (F) "COMMON STOCK" means the common stock of the Company.

     (G) "COMPANY" means Consolidated Freightways Corporation, a Delaware corporation.

     (H) "CONSULTANT" means any person, including an advisor, (1) engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services or (2) who is a member of the Board of Directors of an Affiliate. However, the term "Consultant" shall not include either Directors of the Company who are not compensated by the Company for their services as Directors or Directors of the Company who are merely paid a director's fee by the Company for their services as Directors.

     (I) "CONTINUOUS SERVICE" means that the Participant's service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Participant's Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant's Continuous Service. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or a Director of the Company will not constitute an interruption of Continuous Service. The Board or the chief executive officer of the Company, in that party's sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave.

     (J) "COVERED EMPLOYEE" means the chief executive officer and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to stockholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

     (K) "DISABILITY" means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

     (L) "EMPLOYEE" means any person employed by the Company or an Affiliate. Mere service as a Director or payment of a director's fee by the Company or an Affiliate shall not be sufficient to constitute "employment" by the Company or an Affiliate.

     (M) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

     (N) "FAIR MARKET VALUE" means, as of any date, the value of the Common Stock determined as follows:

         (I) If the Common Stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of a share of Common Stock shall be the most recent closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) prior to the time of the grant of the Stock Award, reported in THE WALL STREET JOURNAL or such other source as the Board deems reliable.

         (II) In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

     (O) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

     (P) "NON-EMPLOYEE DIRECTOR" means a Director of the Company who either (i) is not a current Employee or Officer of the Company or its parent or a subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or a subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act ("Regulation S-K")), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a "non-employee director" for purposes of Rule 16b-3.

     (Q) "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

     (R) "OFFICER" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

     (S) "OPTION" means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.

     (T) "OPTION AGREEMENT" means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

     (U) "OPTIONHOLDER" means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

     (V) "OUTSIDE DIRECTOR" means a Director of the Company who either (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of Treasury

Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an "affiliated corporation" at any time and is not currently receiving direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

     (W) "PARTICIPANT" means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

     (X) "PLAN" means this Consolidated Freightways Corporation 1999 Equity Incentive Plan.

     (Y) "RETIREMENT" means the retirement of an Optionholder or Participant as a participant under the terms of and within the meaning of the Company's Pension Plan, as amended from time to time.

     (Z) "RULE 16B-3" means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

     (AA) "SECURITIES ACT" means the Securities Act of 1933, as amended.

     (BB) "STOCK AWARD" means any right granted under the Plan, including an Option, a stock appreciation right, a stock bonus and a right to acquire restricted stock.

     (CC) "STOCK AWARD AGREEMENT" means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

     (DD) "TEN PERCENT STOCKHOLDER" means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

3.   ADMINISTRATION.

     (A) ADMINISTRATION BY BOARD. The Board will administer the Plan unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

     (B) POWERS OF BOARD. The board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

          (I) To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; what type or combination of types of Stock Award shall be granted; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive stock pursuant to a Stock Award; and the number of shares with respect to which a Stock Award shall be granted to each such person.

          (II) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

          (III)  To amend the Plan or a Stock Award as provided in Section 12.

          (IV) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

          (V) Any interpretation of the Plan by the Board of any decision made by it under the Plan shall be final and binding on all persons.

     (C)  DELEGATION TO COMMITTEE.

          (I) GENERAL. The Board may delegate administration of the Plan to a Committee or Committees of one or more members of the Board, and the term "Committee" shall apply to any person or persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

          (II) COMMITTEE COMPOSITION WHEN COMMON STOCK IS PUBLICLY TRADED. At such time as the Common Stock is publicly traded, in the discretion of the Board, a Committee may consist solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, and/or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3. Within the scope of such authority, the Board or the Committee may (i) delegate to a committee of one or more members of the Board who are not Outside Directors, the authority to grant Stock Awards to eligible persons who are either (a) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Stock Award or (b) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code and/or (ii) delegate to a committee of one or more members of the Board who are not

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Non-Employee Directors the authority to grant Stock Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

4.   SHARES SUBJECT TO THE PLAN.

     (A) SHARE RESERVE. Subject to the provisions of Section 11 relating to adjustments upon changes in stock, the stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate two million (2,000,000) shares of Common Stock. No more than four hundred (400,000) shares of Common Stock may be issued as restricted stock and stock bonus awards.

     (B) REVERSION OF SHARES TO THE SHARE RESERVE. If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full (or vested in the case of restricted stock bonuses), the stock not acquired under such Stock Award shall revert to and again become available for issuance under the Plan. Shares subject to stock appreciation rights exercised in accordance with the Plan shall not be available for subsequent issuance under the Plan. If any Common Stock acquired pursuant to the exercise of an Option shall for any reason be repurchased by the Company under an unvested share repurchase option provided under the Plan, the stock repurchased by the Company under such repurchase option shall not revert to and again become available for issuance under the Plan.

     (C) SOURCE OF SHARES. The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.   ELIGIBILITY.

     (A) ELIGIBILITY FOR SPECIFIC STOCK AWARDS. Incentive Stock Options may be granted only to Employees. Stock Awards other than Incentive Stock Options may be granted to Employees and Consultants.

     (B) TEN PERCENT STOCKHOLDERS. No Ten Percent Stockholder shall be eligible for the grant of an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

     (C) SECTION 162(M) LIMITATION. Subject to the provisions of Section 11 relating to adjustments upon changes in stock, no employee shall be eligible to be granted Stock Awards covering more than four hundred thousand (400,000) shares of the Common Stock during any calendar year.

6.   OPTION PROVISIONS.

     Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and a separate certificate or certificates will be issued for shares purchased on exercise of each type of Option. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

     (A) TERM. Subject to the provisions of subsection 5(b) regarding Ten Percent Stockholders, no Incentive Stock Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

     (B) EXERCISE PRICE OF AN OPTION. Subject to the provisions of subsection 5(b) regarding Ten Percent Stockholders, the exercise price of each Option shall be not less than one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

     (C) CONSIDERATION. The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised, if at the time of exercise the Common Stock is publicly traded and quoted regularly in The Wall Street Journal, pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board which, prior to the issuance of Common Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds, or (ii) at the discretion of the Board at the time of the grant of the Option (or subsequently in the case of a Nonstatutory Stock Option) by delivery to the Company of other Common Stock, according to a deferred payment or other similar arrangement with the Participant, or in any other form of legal consideration that may be acceptable to the Board; provided, however, that at any time that the Company is incorporated in Delaware, payment of the Common Stock's "par value," as defined in the Delaware General Corporation Law, shall not be made by deferred payment.

     In the case of any deferred payment arrangement, interest shall be compounded at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

     (D) TRANSFERABILITY OF AN INCENTIVE STOCK OPTION. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing provisions of this subsection 6(d), the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

     (E) TRANSFERABILITY OF A NONSTATUTORY STOCK OPTION. A Nonstatutory Stock Option shall be transferable to the extent provided in the Option Agreement. If the Nonstatutory Stock Option does not provide for transferability, then the Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing provisions of this subsection 6(e), the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

     (F) VESTING GENERALLY. The total number of shares of Common Stock subject to an Option may, but need not, vest and therefore become exercisable in periodic installments which may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options may vary. The provisions of this subsection 6(f) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.

     (G) TERMINATION OF CONTINUOUS SERVICE. In the event an Optionholder's Continuous Service terminates (other than upon the Optionholder's termination for Cause, Retirement, death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise it as of the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months in the event of a voluntary termination and six (6) months in the event of an involuntary termination following the termination of the Optionholder's Continuous Service (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate. Notwithstanding the foregoing, an Incentive Stock Option shall be exercised within three (3) months following termination of the Optionholder's Continuous Service.

     (H) EXTENSION OF TERMINATION DATE. An Optionholder's Option Agreement may also provide that if the exercise of the Option following the termination of the Optionholder's Continuous Service (other than upon the Optionholder's retirement, death or Disability) would be prohibited at any time solely because the issuance of shares would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in subsection 6(a) or (ii) the expiration of a period of three (3) months after the termination of the Optionholder's Continuous Service during which the exercise of the Option would not be in violation of such registration requirements.

     (I) DISABILITY OF OPTIONHOLDER. In the event an Optionholder's Continuous Service terminates as a result of the Optionholder's Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise it as of the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or such longer or shorter period specified in the Option Agreement) or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein, the Option shall terminate.

     (J) DEATH OF OPTIONHOLDER. In the event (i) an Optionholder's Continuous Service terminates as a result of the Optionholder's death or (ii) the Optionholder dies within the period

(if any) specified in the Option Agreement after the termination of the Optionholder's Continuous Service and prior to the expiration of the Option for a reason other than death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise the Option as of the date of death) by the Optionholder's estate, by a person who acquired the right to exercise the Option by bequest or inheritance, or by a person designated to exercise the option upon the Optionholder's death pursuant to subsection 6(d) or 6(e), but only within the period ending on the earlier of (1) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Option Agreement) or (2) the expiration of the term of such Option as set forth in the Option Agreement. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate.

     (K) RETIREMENT OF OPTIONHOLDER. In the event an Optionholder's Continuous Service terminates as a result of the Optionholder's Retirement, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise it as of the date of termination), but only within such period of time ending on the earlier of (i) the date thirty-six (36) months following such termination (or such longer or shorter period specified in the Option Agreement) or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein, the Option shall terminate.

     (L) TERMINATION OF CONTINUOUS SERVICE FOR CAUSE. In the event an Optionholder's Continuous Service terminates for Cause, the Optionholder's Option shall terminate immediately.

     (M) EARLY EXERCISE. The Option may, but need not, include a provision whereby the Optionholder may elect at any time before the Optionholder's Continuous Service terminates to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option. Any unvested shares so purchased may be subject to an unvested share repurchase option in favor of the Company or to any other restriction the Board determines to be appropriate.

     (N) RE-LOAD OPTIONS. Without in any way limiting the authority of the Board to make or not to make grants of Options hereunder, the Board shall have the authority (but not an obligation) to include as part of any Option Agreement a provision entitling the Optionholder to a further Option (a "Re-Load Option") in the event the Optionholder exercises the Option evidenced by the Option Agreement, in whole or in part, by surrendering other shares of Common Stock in accordance with this Plan and the terms and conditions of the Option Agreement. Any such Re-Load Option shall (i) provide for a number of shares equal to the number of shares surrendered as part or all of the exercise price of such Option; (ii) have an expiration date which is the same as the expiration date of the Option the exercise of which gave rise to such Re-Load Option; and (iii) have an exercise price which is equal to one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Re-Load Option on the date of exercise of the original Option. Notwithstanding the foregoing, a Re-Load Option shall be subject to the same exercise price and term provisions heretofore described for Options under the Plan.

          Any such Re-Load Option may be an Incentive Stock Option or a Nonstatutory Stock Option, as the Board may designate at the time of the grant of the original Option; provided, however, that the designation of any Re-Load Option as an Incentive Stock Option shall be subject to the one hundred thousand dollars ($100,000) annual limitation on exercisability of Incentive Stock Options described in subsection 10(d) and in Section 422(d) of the Code. There shall be no Re-Load Options on a Re-Load Option. Any such Re-Load Option shall be subject to the availability of sufficient shares under subsection 4(a) and the "Section 162(m) Limitation" on the grants of Options under subsection 5(c) and shall be subject to such other terms and conditions as the Board may determine which are not inconsistent with the express provisions of the Plan regarding the terms of Options.

7.   PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS.

     (A) STOCK BONUS AWARDS. Each stock bonus agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of stock bonus agreements may change from time to time, and the terms and conditions of separate stock bonus agreements need not be identical, but each stock bonus agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

          (I) CONSIDERATION. A stock bonus may be awarded solely in consideration for past services actually rendered to the Company for its benefit.

          (II) VESTING. Shares of Common Stock awarded under the stock bonus agreement may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

          (III) TERMINATION OF PARTICIPANT'S CONTINUOUS SERVICE. In the event a Participant's Continuous Service terminates, the Company may reacquire any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination under the terms of the stock bonus agreement.

          (IV) TRANSFERABILITY. Rights to acquire shares under the stock bonus agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the stock bonus agreement, as the Board shall determine in its discretion, so long as stock awarded under the stock bonus agreement remains subject to the terms of the stock bonus agreement.

     (B) RESTRICTED STOCK AWARDS. Each restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of the restricted stock purchase agreements may change from time to time, and the terms and conditions of separate restricted stock purchase agreements need not be identical, but each restricted stock purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

          (I) PURCHASE PRICE. The purchase price, if any, under each restricted stock purchase agreement shall be such amount as the Board shall determine and designate in such restricted stock purchase agreement.

          (II) CONSIDERATION. The purchase price, if any, of stock acquired pursuant to the restricted stock purchase agreement shall be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Board, according to a deferred payment or other similar arrangement with the Participant; or (iii) in any other form of legal consideration that may be acceptable to the Board in its discretion; provided, however, that at any time that the Company is incorporated in Delaware, payment of the Common Stock's "par value," as defined in the Delaware General Corporation Law, shall not be made by deferred payment.

          (III) VESTING. Shares of Common Stock acquired under the restricted stock purchase agreement may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

          (IV) TERMINATION OF PARTICIPANT'S CONTINUOUS SERVICE. In the event a Participant's Continuous Service terminates, the Company may repurchase or otherwise reacquire any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination under the terms of the restricted stock purchase agreement.

          (V) TRANSFERABILITY. Rights to acquire shares under the restricted stock purchase agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the restricted stock purchase agreement, as the Board shall determine in its discretion, so long as stock awarded under the restricted stock purchase agreement remains subject to the terms of the restricted stock purchase agreement.

     (C) STOCK BONUSES AND RESTRICTED STOCK. Stock bonus and restricted stock awards may be subject to such restrictions on transferability, other restrictions, if any, and/or conditions to vesting as the Board may impose at the date of grant or thereafter, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Board may determine. Such restrictions or conditions may include factors relating to the increase in the value of the stock or individual or Company performance such as the attainment of certain specified individual, divisional or Company-wide performance levels. The performance measures may include: operating profits, revenue, revenue increases, earnings per share, net income, increase in net income, pre-tax earnings, pre-tax earnings before interest, return on designated assets, return on sales, cash flow, return on capital, return on equity, return on investment, operating income, economic value added, depreciation and amortization, pre-tax operating earnings after interest and before incentives, operating income before incentives, a combination of any of these criteria or any other measurable performance objective. The Committee may also impose additional restrictions pursuant to which a participant may elect to defer the receipt (or constructive receipt) of a stock bonus or restricted stock award beyond the date the base restrictions may lapse.

     (D)  STOCK APPRECIATION RIGHTS.

          (i) Authorized Rights. The following three types of stock appreciation rights shall be authorized for issuance under the Plan:

               (1) TANDEM RIGHTS. A "Tandem Right" means a stock appreciation right granted appurtenant to an Option which is subject to the same terms and conditions applicable to the particular Option grant to which it pertains with the following exceptions: The Tandem Right shall require the holder to elect between the exercise of the underlying Option for shares of Common Stock and the surrender, in whole or in part, of such Option for an appreciation distribution. The appreciation distribution payable on the exercised the Tandem Right shall be in cash (or, if so provided, in an equivalent number of shares of Common Stock based on Fair Market Value on the date of the Option surrender) in an amount up to the excess of (A) the Fair Market Value (on the date of the Option surrender) of the number of shares of Common Stock covered by that portion of the surrendered Option in which the Optionholder is vested over (B) the aggregate exercise price payable for such vested shares.

               (2) CONCURRENT RIGHTS. A "Concurrent Right" means a stock appreciation right granted appurtenant to an Option which applies to all or a portion of the shares of Common Stock subject to the underlying Option and which is subject to the same terms and conditions applicable to the particular Option grant to which it pertains with the following exceptions: A Concurrent Right shall be exercised automatically at the same time the underlying Option is exercised with respect to the particular shares of Common Stock to which the Concurrent Right pertains. The appreciation distribution payable on an exercised Concurrent Right shall be in cash (or, if so provided, in an equivalent number of shares of Common Stock based on Fair Market Value on the date of the exercise of the Concurrent Right) in an amount equal to such portion as determined by the Board at the time of the grant of the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the Concurrent Right) of the vested shares of Common Stock purchased -under the underlying Option which have Concurrent Rights appurtenant to them over (B) the aggregate exercise price paid for such shares.

               (3) INDEPENDENT RIGHTS. An "Independent Right" means a stock appreciation right granted independently of any Option but which is subject to the same terms and conditions applicable to a Nonstatutory Stock Option with the following exceptions: An Independent Right shall be denominated in share equivalents. The appreciation distribution payable on the exercised Independent Right shall be not greater than an amount equal to the excess of (a) the aggregate Fair Market Value (on the date of the exercise of the Independent Right) of a number of shares of Company stock equal to the number of share equivalents in which the holder is vested under such Independent Right, and with respect to which the holder is exercising the Independent Right on such date, over (b) the aggregate Fair Market Value (on the date of the grant of the Independent Right) of such number of shares of Company stock. The appreciation distribution payable on the exercised Independent Right shall be in cash or, if so provided, in an equivalent number of shares of Common Stock based on Fair Market Value on the date of the exercise of the Independent Right.

          (I) RELATIONSHIP TO OPTIONS. Stock appreciation rights appurtenant to Incentive Stock Options may be granted only to Employees. The "Section 162(m) Limitation" provided in subsection 5(c) and any authority to amend Options shall apply as well to the grant of stock appreciation rights.

          (II) EXERCISE. To exercise any outstanding stock appreciation right, the holder shall provide written notice of exercise to the Company in compliance with the provisions of the Stock Award Agreement evidencing such right. Except as provided in subsection 5(c) regarding the "Section 162(m) Limitation," no limitation shall exist on the aggregate amount of cash payments that the Company may make under the Plan in connection with the exercise of a stock appreciation right.

8.   COVENANTS OF THE COMPANY.

     (A) AVAILABILITY OF SHARES. During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Stock Awards.

     (B) SECURITIES LAW COMPLIANCE. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Stock Awards unless and until such authority is obtained.

9.   USE OF PROCEEDS FROM STOCK.

     Proceeds from the sale of stock pursuant to Stock Awards shall constitute general funds of the Company.

10.  MISCELLANEOUS.

     (A) ACCELERATION OF EXERCISABILITY AND VESTING. The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

     (B) STOCKHOLDER RIGHTS. No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Stock Award unless and until such Participant has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

     (C) NO EMPLOYMENT OR OTHER SERVICE RIGHTS. Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Participant or other holder of Stock Awards any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, or (ii) the service of a Consultant pursuant to the terms of such Consultant's agreement with the Company or an Affiliate.

     (D) INCENTIVE STOCK OPTION $100,000 LIMITATION. To the extent that the aggregate Fair Market Value (determined at the time of grant) of stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

     (E) INVESTMENT ASSURANCES. The Company may require a Participant, as a condition of exercising or acquiring stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring the stock subject to the Stock Award for the Participant's own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise or acquisition of stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

     (F) WITHHOLDING OBLIGATIONS. To the extent provided by the terms of a Stock Award Agreement, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of stock under a Stock Award by any of the following means (in addition to the Company's right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares from the shares of the Common Stock otherwise issuable to the participant as a result of the exercise or acquisition of stock under the Stock Award; or (iii) delivering to the Company owned and unencumbered shares of the Common Stock.

11.  ADJUSTMENTS UPON CHANGES IN STOCK.

     (A) CAPITALIZATION ADJUSTMENTS. If any change is made in the stock subject to the Plan, or subject to any Stock Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of securities subject to the Plan pursuant to subsection 4(a) and the maximum number of securities subject to award to any person pursuant to subsection 5(c), and the outstanding Stock Awards will be appropriately adjusted in the class(es) and number of securities and price per share of stock subject to such outstanding Stock Awards. Such adjustments shall be made by the Board, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a transaction "without receipt of consideration" by the Company.)

     (B) CHANGE IN CONTROL. In the event of (i) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the assets of the Company, (iii) a merger or consolidation in which the Company is not the surviving corporation, (iv) a reverse merger in which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, and in which beneficial ownership of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of directors has changed, (v) an acquisition by any person, entity or group within the meaning of
Section 13(d) or 14(d) of the Exchange Act, or any comparable successor provisions (excluding any employee benefit plan, or related trust, sponsored or maintained by the Company or an Affiliate) of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rule) of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of directors, or (vi) that the individuals who, as of the date of the adoption of this Plan, are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least fifty percent (50%) of the Board, (if the election, or nomination for election, by the Company's stockholders of any new director was approved by a vote of at least fifty percent (50%) of the Incumbent Board, such new director shall be considered as a member of the Incumbent Board), any one of which events shall constitute a "Change in Control", then any surviving corporation or acquiring corporation shall assume any Stock Awards outstanding under the Plan or shall substitute similar stock awards (including an award to acquire the same consideration paid to the stockholders in the transaction) for those outstanding under the Plan. In the event any surviving corporation or acquiring corporation refuses to assume such Stock Awards or to substitute similar stock awards for those outstanding under the Plan, then with respect to Stock Awards held by Participants whose Continuous Service has not terminated, the vesting of such Stock Awards (and, if applicable, the time during which such Stock Awards may be exercised) shall be accelerated in full, and the Stock Awards shall terminate if not exercised (if applicable) at or a reasonable time following such event as shall be determined by the Board.

     (C) TERMINATION OF CONTINUOUS SERVICE UPON A CHANGE IN CONTROL. If a Participant's Continuous Service is terminated involuntarily without Cause upon or within twenty-four (24) months after the occurrence of a Change in Control, then any Stock Awards held by such Participant shall immediately become fully vested and exercisable, and any repurchase right by the Company or its Affiliates with respect to any shares of stock covered by such Stock Award shall immediately lapse.

12.  AMENDMENT OF THE PLAN AND STOCK AWARDS.

     (A) AMENDMENT OF PLAN. The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 11 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy the requirements of Section 422 of the Code, Rule 16b-3 or any Nasdaq or securities exchange listing requirements.

     (B) STOCKHOLDER APPROVAL. The Board may, in its sole discretion, submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

     (C) CONTEMPLATED AMENDMENTS. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

     (D) NO IMPAIRMENT OF RIGHTS. Rights under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless
(i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

     (E) AMENDMENT OF STOCK AWARDS. The Board at any time, and from time to time, may amend the terms of any one or more Stock Awards; provided, however, that the rights under any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the Participant and
(ii) the Participant consents in writing. Notwithstanding the foregoing, Stock Awards may not be amended to lower the aggregate consideration payable, nor may Stock Awards be canceled and reissued, unless approved by stockholders of the Company.

13.  TERMINATION OR SUSPENSION OF THE PLAN.

     (A) PLAN TERM. The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth
(10th) anniversary of the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

     (B) NO IMPAIRMENT OF RIGHTS. Rights and obligations under any Stock Award granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the written consent of the Participant.

14.  EFFECTIVE DATE OF PLAN.

     The Plan shall become effective as determined by the Board, but no Stock Award shall be exercised (or, in the case of a stock bonus, shall be granted) unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

                      CONSOLIDATED FREIGHTWAYS CORPORATON

                1999 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN




1.   PURPOSES.

     (A) ELIGIBLE OPTION RECIPIENTS. The persons eligible to receive Options are the Non-Employee Directors of the Company.

     (B) AVAILABLE OPTIONS. The purpose of the Plan is to provide a means by which Non-Employee Directors' interests are more closely aligned with those of the stockholders of the Company by giving Non-Employee Directors an opportunity to benefit from increases in value of the Common Stock through the granting of Nonstatutory Stock Options.

     (C) GENERAL PURPOSE. The Company, by means of the Plan, seeks to retain the services of its Non-Employee Directors, to secure and retain the services of new Non-Employee Directors and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

2.   DEFINITIONS.

     (A) "AFFILIATE" means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

     (B) "ANNUAL MEETING" means the annual meeting of the stockholders of the Company.

     (C) "BASIC GRANT" means an Option granted to a Non-Employee Director who meets the specified criteria pursuant to subsections 6(a) or 6(b) of the Plan.

     (D)  "BOARD" means the Board of Directors of the Company.

     (E)  "CODE" means the Internal Revenue Code of 1986, as amended.

     (F)  "COMMON STOCK" means the common stock of the Company.

     (G) "COMPANY" means Consolidated Freightways Corporation, a Delaware corporation.

     (H) "CONSULTANT" means any person, including an advisor, (i) engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services or (ii) who is a member of the Board of Directors of an Affiliate. However, the term "Consultant" shall not include Directors of the Company who are compensated solely by the Company for their services as Directors.

     (I) "CONSULTANT SERVICE" means that the Optionholder's service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Optionholder's Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Optionholder renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Optionholder renders such service, provided that there is no interruption or termination of the Optionholder's Continuous Service. For example, a change in status from a Non-Employee Director of the Company to a Consultant of an Affiliate or an Employee of the Company will not constitute an interruption of Continuous Service. The Board or the chief executive officer of the Company, in that party's sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave.

     (J)  "DIRECTOR" means a member of the Board of Directors of the Company.

     (K) "EMPLOYEE" means any person employed by the Company or an Affiliate. Mere service as a Director or payment of a director's fee by the Company or an Affiliate shall not be sufficient to constitute "employment" by the Company or an Affiliate.

     (L)  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

     (M) "FAIR MARKET VALUE" means, as of any date, the value of the Common Stock determined as follows:

          (i) If the Common Stock is listed on any established stock exchange or traded on the NASDAQ National Market or the NASDAQ SmallCap Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable.

          (ii) In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

     (N) "NON-EMPLOYEE DIRECTOR" means a Director who is not an Employee or Consultant.

     (O) "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

     (P) "OFFICER" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

     (Q) "OPTION" means a Nonstatutory Stock Option granted pursuant to the Plan.

     (R) "OPTION AGREEMENT" means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

     (S) "OPTIONHOLDER" means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

     (T) "PLAN" means this Consolidated Freightways Corporation 1999 Non-Employee Directors' Stock Option Plan.

     (U) "RULE 16B-3" means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

     (V)  "SECURITIES ACT" means the Securities Act of 1933, as amended.

     (X) "SPECIAL GRANT" means an Option granted to a Non-Employee Director who meets the specified criteria pursuant to subsection 6(b) of the Plan.

3.   ADMINISTRATION.

     (A) ADMINISTRATION BY BOARD. The Board shall administer the Plan. The Board may delegate administration of the Plan to a committee of the Board comprised of one or more Directors.

     (B) POWERS OF BOARD. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

          (I) To determine the provisions of each Option to the extent not specified in the Plan.

          (II) To construe and interpret the Plan and Options granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Option Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

          (III)  To amend the Plan or an Option as provided in Section 12.

          (IV) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

4.  SHARES SUBJECT TO THE PLAN.

     (A) SHARE RESERVE. Subject to the provisions of Section 11 relating to adjustments upon changes in stock, the stock that may be issued pursuant to Options shall not exceed in the aggregate two hundred fifty thousand (250,000) shares of Common Stock.

     (B) REVERSION OF SHARES TO THE SHARE RESERVE. If any Option shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the stock not acquired under such Option shall revert to and again become available for issuance under the Plan.

     (C) SOURCE OF SHARES. The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.   ELIGIBILITY.

     Nondiscretionary Options as set forth in section 6 shall be granted under the Plan to all Non-Employee Directors.

6.   NON-DISCRETIONARY GRANTS.

     OPTION GRANTS. Without any further action of the Board, each Non-Employee Director shall be granted the following Options (if such Non-Employee Director is then serving as a Non-Employee Director on the date of grant of such Option):

     (A) On May 11, 1999, the date following the May 10, 1999 Annual Meeting, each person who is then a Non-Employee Director shall automatically be granted a Basic Grant to purchase twenty five thousand (25,000) shares of Common Stock on the terms and conditions set forth herein. If, on that date, a Non-Employee Director is also serving as Chairman of the Board, that Non-Employee Director shall instead be granted a Basic Grant to purchase fifty thousand (50,000) shares of Common Stock on the terms and conditions set forth herein.

     (B) After May 10, 1999, each person who is elected or appointed for the first time to be a Non-Employee Director automatically shall, upon the day following the first Annual Meeting following the Non-Employee Director's appointment or election, be granted a Basic Grant to purchase twenty five thousand (25,000) shares of Common Stock multiplied by a fraction, the numerator of which is that number of full or partial months left from the date of the grant of such Basic Grant, until December 31, 2003 and the denominator of which is forty eight (48). In no event shall this fraction exceed one (1). In addition, a special grant of three thousand (3,000) shares of Common Stock ("Special Grant") shall be made to a new Non-Employee Director as an inducement to join the Board.

     (C) In addition to the Basic Grant described in subsection 6(b) and the Special Grant, a person who first becomes a Non-Employee Director after May 10, 1999 shall receive a supplemental Option on the day following the first Annual Meeting following the Non-Employee Director's appointment or election in the amount of twenty-five thousand (25,000) shares of Common Stock multiplied by a fraction, the numerator of which shall be the number of full months after January 1, 2000, which such Director has served between his or her appointment or election and the beginning of the month in which the first Annual Meeting following his or her appointment or election is held and the denominator of which is forty eight (48).

     (D) No Option shall be granted to purchase a fractional share of Common Stock. Any calculations made under this Section 6 which would otherwise result in the grant of a fractional share shall be rounded to the nearest whole share (any result containing half of a share shall be rounded up to the next higher number of whole shares).

7.   OPTION PROVISIONS.

     Each Option shall be in such form and shall contain such terms and conditions as required by the Plan. Each Option shall contain such additional terms and conditions, not inconsistent with the Plan, as the Board shall deem appropriate. Each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

     (A) TERM. No Option shall be exercisable after the expiration of five (5) years from the date it was granted.

     (B) EXERCISE PRICE. The exercise price of each Option shall be one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

     (C) CONSIDERATION. The purchase price of stock acquired pursuant to an Option may be paid, to the extent permitted by applicable statutes and regulations, in any combination of (i) cash or check, (ii) delivery to the Company of other Common Stock, (iii) deferred payment or (iv) any other form of legal consideration that may be acceptable to the Board and provided in the Option Agreement; provided, however, that at any time that the Company is incorporated in Delaware, payment of the Common Stock's "par value," as defined in the Delaware General Corporation Law, shall not be made by deferred payment.

     In the case of any deferred payment arrangement, interest shall be compounded at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

     (D) TRANSFERABILITY. An Option shall be transferable to the extent provided in the option agreement. If the Option does not provide for transferability, then the Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Director only by the Director. Notwithstanding the foregoing provisions of this subsection 7(d), the Director may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Director, shall thereafter be entitled to exercise the Option.

     (E) VESTING GENERALLY. Options shall vest and become exercisable as follows:

         (i) Basic Grants described in subsection 6(a) shall provide for vesting monthly on a pro-rata basis over a 48-month period, beginning on January 1, 2000 and ending on December 31, 2003. Therefore, the first installment of monthly vesting for such a Basic Grant would occur on January 31, 2000. For Non-Employee Directors elected or appointed after the May 10, 1999 Annual Meeting, monthly pro-rata vesting shall begin on the last day of the month following the first Annual Meeting following such Non-Employee Director's appointment or election and end on December 31, 2003.

         (ii) Special Grants described in subsection 6(b) and supplemental Options described in subsection 6(c) shall vest in their entirety one year after the date of the grant.

     (F) TERMINATION OF CONTINUOUS SERVICE. In the event an Optionholder's Continuous Service terminates for any reason (including as a result of death or disability), the Optionholder (or his or her successor in interest) may exercise the Option (to the extent that the Optionholder was entitled to exercise it as of the date of termination), but only within such period of time ending on the earlier of (i) the date twenty-four (24) months following the termination of the Optionholder's Continuous Service, or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder (or his or her successor in interest) does not exercise the Option within the time specified in the Option Agreement, the Option shall terminate.

     (G) EXTENSION OF TERMINATION DATE. If the exercise of the Option following the termination of the Optionholder's Continuous Service would be prohibited at any time solely because the issuance of shares would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in subsection 7(a) or (ii) the expiration of a period of three (3) months after the termination of the Optionholder's Continuous Service during which the exercise of the Option would not be in violation of such registration requirements, but in any event no earlier than the Option would otherwise have expired under subsection 7(f).

8.   COVENANTS OF THE COMPANY.

     (A) AVAILABILITY OF SHARES. During the terms of the Options, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Options.

     (B) SECURITIES LAW COMPLIANCE. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Options and to issue and sell shares of Common Stock upon exercise of the Options; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Option or any stock issued or issuable pursuant to any such Option. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Options unless and until such authority is obtained.

9.   USE OF PROCEEDS FROM STOCK.

     Proceeds from the sale of stock pursuant to Options shall constitute general funds of the Company.

10.  MISCELLANEOUS.

     (A) STOCKHOLDER RIGHTS. No Optionholder shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Option unless and until such Optionholder has satisfied all requirements for exercise of the Option pursuant to its terms.

     (B) NO SERVICE RIGHTS. Nothing in the Plan or any instrument executed or Option granted pursuant thereto shall confer upon any Optionholder any right to continue to serve the Company as a Non-Employee Director or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant's agreement with the Company or an Affiliate or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

     (C) INVESTMENT ASSURANCES. The Company may require an Optionholder, as a condition of exercising or acquiring stock under any Option, (i) to give written assurances satisfactory to the Company as to the Optionholder's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Option; and (ii) to give written assurances satisfactory to the Company stating that the Optionholder is acquiring the stock subject to the Option for the Optionholder's own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if
(iii) the issuance of the shares upon the exercise or acquisition of stock under the Option has been registered under a then currently effective registration statement under the Securities Act or (iv) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

     (D) WITHHOLDING OBLIGATIONS. The Optionholder may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of stock under an Option by any of the following means (in addition to the Company's right to withhold from any compensation paid to the Optionholder by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares from the shares of the Common Stock otherwise issuable to the Optionholder as a result of the exercise or acquisition of stock under the Option; or (iii) delivering to the Company owned and unencumbered shares of the Common Stock.

11.  ADJUSTMENTS UPON CHANGES IN STOCK.

     (A) CAPITALIZATION ADJUSTMENTS. If any change is made in the stock subject to the Plan, or subject to any Option, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of securities subject both to the Plan pursuant to subsection 4(a) and to the nondiscretionary Options specified in Section 6, and the outstanding Options will be appropriately adjusted in the class(es) and number of securities and price per share of stock subject to such outstanding Options. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a transaction "without receipt of consideration" by the Company.)

     (B) CHANGE IN CONTROL. In the event of (i) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the assets of the Company, (iii) a merger or consolidation in which the Company is not the surviving corporation, (iv) a reverse merger in which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, and in any of the above cases in which beneficial ownership of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of directors has changed, (v) an acquisition by any person, entity or group within the meaning of Section 13(d) or 14(d) of the Exchange Act, or any comparable successor provisions (excluding any employee benefit plan, or related trust, sponsored or maintained by the Company or an Affiliate) of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rule) of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of directors, or (vi) that the individuals who, as of the date of the adoption of this Plan, are members of the Board (the

"Incumbent Board"), cease for any reason to constitute at least fifty percent (50%) of the Board, (if the election, or nomination for election, by the Company's stockholders of any new director was approved by a vote of at least fifty percent (50%) of the Incumbent Board, such new director shall be considered as a member of the Incumbent Board), any one of which events shall constitute a "Change in Control", then any surviving corporation or acquiring corporation shall assume any Options outstanding under the Plan or shall continue or substitute similar options (including an option to acquire the same consideration paid to the stockholders in the transaction) for those outstanding under the Plan. In the event any surviving corporation or acquiring corporation refuses to assume such options or to continue or substitute similar Options for those outstanding under the Plan, then with respect to Options held by Directors whose Continuous Service has not terminated, the vesting of such Options (and, if applicable, the time during which such Options may be exercised) shall be accelerated in full, and the Options shall terminate if not exercised (if applicable) at or a reasonable time following such event as shall be determined by the Board.

     (C) TERMINATION OF CONTINUOUS SERVICE UPON A CHANGE IN CONTROL. If a Director's Continuous Service terminates for any reason upon or within twenty-four (24) months after the occurrence of a Change in Control, then any Options held by such Director shall immediately become fully vested and exercisable, and any repurchase right by the Company or its Affiliates with respect to any shares of stock covered by such Options shall immediately lapse.

12.  AMENDMENT OF THE PLAN AND OPTIONS.

     (A) AMENDMENT OF PLAN. The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 11 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy the requirements of Rule 16b-3 or any NASDAQ or securities exchange listing requirements.

     (B) STOCKHOLDER APPROVAL. The Board may, in its sole discretion, submit any other amendment to the Plan for stockholder approval.

     (C) NO IMPAIRMENT OF RIGHTS. Rights under any Option granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless
(i) the Company requests the consent of the Optionholder and (ii) the Optionholder consents in writing.

     (D) AMENDMENT OF OPTIONS. The Board at any time, and from time to time, may amend the terms of any one or more Options; provided, however, that the rights under any Option shall not be impaired by any such amendment unless (i) the Company requests the consent of the Optionholder and (ii) the Optionholder consents in writing.

13.  TERMINATION OR SUSPENSION OF THE PLAN.

     (A) PLAN TERM. The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on December 31, 2003. No Options may be granted under the Plan while the Plan is suspended or after it is terminated.

     (B) NO IMPAIRMENT OF RIGHTS. Suspension or termination of the Plan shall not impair rights and obligations under any Option granted while the Plan is in effect except with the written consent of the Optionholder.

14.  EFFECTIVE DATE OF PLAN.

     The Plan shall become effective on May 10, 1999, the date the Plan is adopted by the stockholders of the Company.

15.  CHOICE OF LAW.

     All questions concerning the construction, validity and interpretation of this Plan shall be governed by the law of the State of Delaware, without regard to such state's conflict of laws rules.

The Board of Directors recommends a vote FOR the election of directors FOR proposals 2 and 3.

1.  Election of three Group 3 directors for a three-year term.

    FOR all nominees listed below.
              [_]

    WITHHOLD AUTHORITY to vote for all nominees listed below.
              [_]

    EXCEPTIONS
              [_]

    Nominees: Robert W. Hatch, John M. Lillie, Raymond F. O'Brien
    (INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and strike a line through that nominee's name.)

2.  Approval of 1999 Equity Incentive Plan

                    FOR             AGAINST         ABSTAIN
                    [_]               [_]             [_]

3.  Approval of Non-Employee Directors' Equity Plan

                    FOR             AGAINST         ABSTAIN
                    [_]               [_]             [_]

The proxies are hereby authorized to vote in their discretion upon such other matters as may properly come before the meeting and any adjournments or postponements thereof.

                                   Change of Address and/or
                                   Comments Mark Here

                                   Note: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

                                   Dated_______________________________, 1999

                                   Signature_________________________________

                                   Signature_________________________________

                                   Votes must be indicated
                                   (x) in Black or Blue ink.    X

Please Mark, Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

                     CONSOLIDATED FREIGHTWAYS CORPORATION

                                     PROXY

          This Proxy is Solicited on Behalf of the Board of Directors of Consolidated Freightways Corporation


     The undersigned appoints W.R. CURRY, D.F. MORRISON, S.D. RICHARDS and each of them, the proxies of the undersigned, with full power of substitution, to vote the stock of CONSOLIDATED FREIGHTWAYS CORPORATION, which the undersigned may be entitled to vote at the Annual Meeting of Shareholders to be held on Monday, May 10, 1999 at 10:00 A.M. or at any adjournments or postponements thereof. The proxies are authorized to vote in their discretion upon such other business as may properly come before the meeting and any and all adjournments or postponements thereof.

     You are encouraged to specify your choice by marking the appropriate box, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors recommendations.

     This proxy when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted (1) FOR the election of directors set forth on the reverse side of this card; (2) FOR approval of the 1999 Equity Incentive Plan; and (3) FOR approval of the Non-Employee Directors' Equity Plan.

     For participants in the Company's
401k Plan and Stock and Savings Plan
and in the CNF Transportation Inc.
Thrift and Stock Plan, any shares
held in the share owner's account on
the record date will be voted by the
applicable trustee of a plan in accordance  CONSOLIDATED FREIGHTWAYS CORPORATION
with the participant's instructions or      P.O. BOX 11147
if no instructions are given, such shares   NEW YORK, N.Y. 10203-0147
will be voted in the same proportion as
all other shares in the plan for which
instructions are received. The trustees
will vote in their discretion upon other business as may properly come before the meeting.

(Continued and to be signed on other side)